UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 27, 2012

Diamond Resorts Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 27, 2012, Diamond Resorts Corporation (the “Company”) announced that it will host a conference call on April 2, 2012, at 4:00 p.m. EST, during which the Company will discuss its operating results for the year ended December 31, 2011. The call will be available by dialing (877) 880-9797 (U.S.) or (706) 902-0715 (International) a few minutes before the commencement of the conference call. The conference ID is 66880595. A rebroadcast will be available approximately two hours after the conference call for seven days by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (International). Attached as Exhibit 99.1 is a copy of the press release relating to the conference call, which is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished as part of this Report on Form 8-K:

99.1	Press Release by Diamond Resorts Corporation dated March 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation

March 28, 2012	By:	/s/ David F. Palmer
	Name:	David F. Palmer
	Title:	President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release by Diamond Resorts Corporation dated March 27, 2012

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